UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2008

Dollar Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Donald F. Gayhardt

As previously announced, effective May 31, 2008, Donald F. Gayhardt resigned his employment with Dollar Financial Corp. (the "Company") and its affiliated entities as President, Secretary and member of the Board of Directors of the Company (the "Board"). On June 1, 2008, Dollar Financial Group, Inc. ("DFG"), a wholly-owned subsidiary of the Company, entered into a Consulting Agreement (the "Consulting Agreement") with Mr. Gayhardt, pursuant to which Mr. Gayhardt will perform certain consulting services for DFG on an hourly or per diem basis. Mr. Gayhardt will receive a payment of $312.50 per hour, or $2,500.00 per day, for such consulting services. The Consulting Agreement may be terminated by either party upon prior written notice to the other party.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Extension of Stock Option Expiration Date

The Board and the Compensation Committee of the Board (the "Compensation Committee") approved and ratified the extension of the expiration date of certain stock options granted to Mr. Gayhardt pursuant to the Company’s 1999 Stock Incentive Plan and the 2005 Stock Incentive Plan (the "Option Awards"). Pursuant to the terms of the Option Awards, any stock options that were vested and exercisable as of the date of Mr. Gayhardt’s termination of employment with the Company would be exercisable for a period of ninety (90) days following such termination (the "Expiration Date"). The Board and the Compensation Committee approved the extension of the Expiration Date to November 30, 2008, subject to the execution of a letter agreement between the Company and Mr. Gayhardt. On May 30, 2008, the Company and Mr. Gayhardt entered into a letter agreement (the "Letter Agreement") pursuant to which the Expiration Date of the Option Awards was extended to November 30, 2008.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description of Exhibit

10.1 Consulting Agreement between Donald F. Gayhardt and Dollar Financial Group, Inc., dated as of June 1, 2008.

10.2 Letter Agreement between Donald F. Gayhardt and Dollar Financial Corp., dated as of May 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.

June 5, 2008	By:	Randy Underwood

Name: Randy Underwood
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Consulting Agreement between Donald F. Gayhardt and Dollar Financial Group, Inc., dated as of June 1, 2008.
10.2	Letter Agreement between Donald F. Gayhardt and Dollar Financial Corp., dated as of May 30, 2008.